UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375

(Address of principal executive offices)            (Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 26, 2012, we issued a press release announcing our financial results for the fourth quarter and year ended December 31, 2011. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information included under Item 2.02 of this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 26, 2012 of JetBlue Airways Corporation announcing financial results for the fourth quarter and year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: January 26, 2012	By:	/s/ Donald Daniels
Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated January 26, 2012 announcing financial results for the fourth quarter and year ended December 31, 2011.